Summary Prospectus and Prospectus Supplement Supplement dated July 31, 2017
Adaptive Equity Fund
(Summary Prospectus and Prospectus dated March 1, 2017)
Global Gold Fund ■ International Core Equity Fund
(Summary Prospectuses and Prospectuses dated November 1, 2016)
International Value Fund ■ International Opportunities Fund
(Summary Prospectuses and Prospectuses dated April 1, 2017)
Small Cap Growth Fund ■ Emerging Markets Fund ■ Global Growth Fund ■ International Growth Fund
(Summary Prospectuses and Prospectuses dated April 10, 2017)

Effective October 9, 2017, the funds will no longer charge a redemption/exchange fee. All references to the redemption fee are hereby deleted.

The following is added as the third sentence in the Example section in the summary prospectuses and prospectuses.
You may be required to pay brokerage commissions on your purchases of Investor, I or Y Class shares of the fund, which are not reflected in the example.

The following is added as the third bullet point under the subsection Waivers for Certain Investors under the Reductions and Waivers of Sales Charges for A Class section of the prospectuses.

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Purchases in accounts of financial intermediaries that have entered into a selling agreement with American Century Investments that allows for the waiver of the sales charge in brokerage accounts that may or may not charge a transaction fee

The following language is added as the last paragraph under Buying and Selling Shares Through a Financial Intermediary section in the prospectuses.
Investor, I and Y Class shares may also be available on brokerage platforms of financial intermediaries that have agreements with American Century Investments to offer such shares solely when acting as an agent for the shareholder.  A shareholder transacting in Investor, I or Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker.  Shares of the fund are available in other share classes that have different fees and expenses.

The following sub-section is added in the Additional Policies Affecting Your Investment section after the sub-section Redemption of Shares in Accounts Below Minimum in the prospectuses.
Small Distributions and Uncashed Distribution Checks
Generally, dividends and distributions cannot be paid by check for an amount less than $50. Any such amount will be automatically reinvested in additional shares. The fund reserves the right to reinvest any dividend or distribution amount you elect to receive by check if your check is returned as undeliverable or if you do not cash your check within six months. Interest will not accrue on the amount of your uncashed check. We will reinvest your check into your account at the NAV on the day of reinvestment. When reinvested, those amounts are subject to the risk of loss like any other fund investment. We also reserve the right to change your election to receive dividends and distributions in cash after a check is returned undeliverable or uncashed for the six month period, and we may automatically reinvest all future dividends and distributions at the NAV on the date of the payment.

©2017 American Century Proprietary Holdings, Inc. All rights reserved.
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